                                                                   EXHIBIT 10.12


                                    CONTRACT
No. IRI-110-00 Rev. 1                                               Date: 5/5/00

1.       PURCHASER:

South Texas Drilling & Exploration, Inc.
9310 Broadway, Bldg. I
San Antonio, Texas 78217

2.       SUPPLIER:

IRI International Corporation
2400 Crockett Street
Houston, Texas 77007

3.       DESCRIPTION OF GOODS:

Two (2) IRI 1600E Series Electric Drilling Rigs as per Schedule A "Technical Specifications", Section A. Additional items or services included as Section B of Schedule A may be added for Purchaser's account if confirmed in writing by both parties.

4.       PRICE:

$4,400,000.00 USD (Four Million, Four Hundred-Thousand US Dollars)

5.       DELIVERY:

Rig No. 1--Ex-Works IRI Plant, December 14, 2000.
Rig No. 2--Ex-Works IRI Plant, April 16, 2001.


                                                                     [ILLEGIBLE]

                                                                             WSC

                                                                     [ILLEGIBLE]

                                                                     [ILLEGIBLE]

2

6.       TERMS OF PAYMENT:

Down payment in the amount of $1,100,000.00 USD (One Million, One
Hundred-Thousand US Dollars) to be paid upon signing of the present contract.

Interim payment for Rig No. 1 in the amount of $550,000.00 USD (Five Hundred, Fifty Thousand US Dollars) due on August 15, 2000.

Payment in the amount of $1,100,000.00 USD (One Million, One Hundred-Thousand US Dollars) representing remaining balance of Rig No. 1 due and payable upon delivery of Rig No. 1. Payment in the amount of $550,000.00 USD (Five Hundred, Fifty Thousand US Dollars), representing interim payment of Rig No. 2 is due and payable December 14, 2000.

Payment in the amount of $1,100,000.00 USD (One Million, One Hundred-Thousand US Dollars) representing balance of Rig No. 2 is due upon delivery of Rig No. 2.

7.       PACKING:

N/A

10.      MARKS AND NUMBERS:

N/A

11.      NOTIFICATIONS:

N/A

12.      INSPECTION:

N/A


                                                                     [ILLEGIBLE]

                                                                             WSC

                                                                     [ILLEGIBLE]

                                                                     [ILLEGIBLE]

3


13.      WARRANTY:

Quality and completeness of the Goods to be supplied shall be in compliance with and confirmed by the quality certificates issued by the Supplier. Supplier guarantees that the Goods will be free from manufacturing defects for a period of eighteen (18) months from date of delivery or twelve (12) months from date the Goods are placed in service, whichever comes earlier. In all cases, Suppliers standard warranty shall apply as per the attached warranty certificate.

14.      LEGAL JURISDICTION:

The laws of the State of New York, United States shall apply.

15.      FORCE MAJEURE:

Both parties shall be free of responsibility for the partial or complete non-fulfillment of this Contract in the event of any Force Majeure circumstances such as flood, earthquake, typhoon, war, military actions, nationalization, Acts of God or other events beyond their control.

16.      CHANGE ORDERS:

Change orders relating to any part of this Contract initiated by Purchaser will be subject to the written consent of Supplier. Adjustments to contract price or delivery schedule shall be subject to mutual agreement and confirmed in writing.

17.      ASSIGNMENT:

Neither party shall assign its rights under this Contract without the prior written consent of the other party.

18.      TAXES & DUTIES:

Supplier shall be responsible only for all taxes and duties in the country of origin up to the point of delivery undertaken by Supplier as per this Contract.

19.      TRANSFER OF TITLE:

Goods will be delivered by the Supplier as stipulated in this Contract free and clear of any liens, claims, charges or encumbrances.


                                                                     [ILLEGIBLE]

                                                                             WSC

                                                                     [ILLEGIBLE]

                                                                     [ILLEGIBLE]

4


20.      ARBITRATION:

In the event of a dispute arising from the interpretation of the terms of this Contract, the parties hereto will make every effort to resolve the dispute amicably, failing which the dispute shall be referred to a mutually agreeable arbitrator, whose rulings shall be binding on both parties.

21.      ADDITIONAL REMEDIES:

In addition to and without limitation of its other legal and equitable remedies for breach of this Agreement by Purchaser, in the event Purchaser shall fail to make timely payment of any amount due hereunder, Supplier may, with or without notice to Purchaser, do any or all of the following: terminate this Agreement, retain all amounts previously paid by Purchaser and retain or resell for its own account all Goods, all without any obligation to account to Purchaser; Purchaser expressly agreeing hereby that Supplier's retention of any such payments and the Goods being expressly agreed by Purchaser not to constitute a penalty or forfeiture.



SUPPLIER:                                         PURCHASER:

IRI International Corporation

/s/  [ILLEGIBLE]                                  /s/  Michael E. Little
---------------------------------                 ------------------------------
Authorized Signature                              Authorized Signature
President & C.O.O.


/s/  [ILLEGIBLE]                                  /s/  Wm. Stacy Locke
---------------------------------                 ------------------------------
Authorized Signature                              Authorized Signature
Senior Vice President Sales
5/5/2000



                                                                     [ILLEGIBLE]

                                                                             WSC

                                                                     [ILLEGIBLE]

                                                                     [ILLEGIBLE]